Exhibit 99.1

SETTLEMENT AGREEMENT

AND MUTUAL RELEASE

THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (the “Agreement”) is made and entered this 3rd day of October, 2007, effective as of September 30, 2007, by and between STEVEN K. CLARK (“Clark”); ROBERT R. AMERSON (“Amerson”); HARRY L. SMITH, JR. (“Smith”); WAL-PAT, LLC, a North Carolina limited liability company (“Wal-Pat”); MERCURY DIECUTTING, LLC, a Florida limited liability company (“Mercury”); and FLANDERS CORPORATION, a North Carolina corporation ("Flanders").

W I T N E S S E T H:

WHEREAS, Amerson, Smith and Clark are shareholders in Flanders; and

WHEREAS, Clark and Amerson are members of the Board of Directors of Flanders; and

WHEREAS, Amerson and Clark each own a fifty percent (50%) membership interest in Wal-Pat, LLC, a North Carolina limited liability company; and

WHEREAS, Amerson and Clark each own a fifty percent (50%) membership interest in Mercury Diecutting, LLC, a Florida limited liability company; and

WHEREAS, Amerson and Clark desire to separate any and all business interests which they may own together; and

WHEREAS, Clark and Flanders desire that Clark’s employment with Flanders be terminated upon full execution of this Agreement; and

WHEREAS, Flanders and Clark desire to settle any and all outstanding claims which they may have against each other; and

WHEREAS, Clark hereby submits his resignation as a member of the Board of Directors of Flanders.

NOW, THEREFORE, for and in consideration of the covenants hereinafter set forth and the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as set forth below.

Settlement Agreement and Mutual Release

1.     Transfer of Interest in Wal-Pat. Clark represents and warrants that he owns fifty percent (50%) of the membership interest in Wal-Pat, LLC free and clear of all claims and encumbrances. In consideration of the transfer of the Mercury interests set forth in Section 2, Clark hereby transfers to Amerson his fifty percent (50%) membership interest in Wal-Pat, LLC, subject to any and all outstanding debts and obligations of Wal-Pat, LLC. Clark shall execute and deliver to Amerson a bill of sale or other document evidencing the transfer of said membership interest in form and substance acceptable to Amerson. Amerson agrees to assume any and all debts and obligations of Wal-Pat, LLC, and to indemnify and hold Clark (and his heirs, personal representatives, successors and assigns) harmless from any and all actions, causes of action, claims, demands, damages, costs, and expenses arising out of Clark’s ownership of a fifty percent (50%) membership interest in Wal-Pat, LLC, or his personal guarantee of any debts or obligations of Wal-Pat, LLC. Amerson hereby covenants and agrees to use his best efforts to obtain a complete release of any and all of Clark’s personal guarantees for Wal-Pat obligations as soon as commercially practicable. Clark hereby releases and abandons any right to receive any additional distributions from Wal-Pat for the year 2007, including, without limitation, the right to receive any tax distribution under the Wal-Pat Operating Agreement. Amerson covenants and agrees that Wal-Pat shall not allocate to Clark any more than Clark’s proportionate share of Wal-Pat income for the year 2007 taking into account his ownership percentage and the number of days Clark held his interest during the year.

2.         Transfer of Interest in Mercury. Amerson represents and warrants that he owns fifty percent (50%) of the membership interest in Mercury Diecutting, LLC free and clear of all claims and encumbrances. In consideration of the transfer of the Wal Pat interests set forth in Section 1, Amerson hereby transfers to Clark his fifty percent (50%) membership interest in Mercury Diecutting, LLC, subject to any and all outstanding debts and obligations of Mercury Diecutting, LLC. Amerson shall execute and deliver to Clark a bill of sale or other document evidencing the transfer of said membership interest in

Settlement Agreement and Mutual Release

form and substance acceptable to Clark. Clark agrees to assume any and all debts and obligations of Mercury Diecutting, LLC, and to indemnify and hold Amerson (and his heirs, personal representatives, successors and assigns) harmless from any and all actions, causes of action, claims, demands, damages, costs, and expenses arising out of Amerson’s ownership of a fifty percent (50%) membership interest in Mercury Diecutting, LLC, or his personal guarantee of any debts or obligations of Mercury Diecutting, LLC. Clark hereby covenants and agrees to use his best efforts to obtain a complete release of any and all of Amerson’s personal guarantees for Mercury obligations as soon as commercially practicable. Amerson hereby releases and abandons any right to receive any additional distributions from Mercury for the year 2007, including, without limitation, the right to receive any tax distribution under the Mercury Operating Agreement. Clark covenants and agrees that Mercury shall not to allocate to Amerson any more than Amerson’s proportionate share of Mercury income for the year 2007 taking into account his ownership percentage and the number of days Amerson held his interest during the year.

3.         Delivery of Books and Records. Clark has this day delivered to the escrowee referred to in Section 25 for delivery to Amerson a full, complete and accurate copy of all financial reports and corporate books for Mercury Diecutting, LLC. No information contained in such reports contains any untrue statement of a material fact or omits a material fact necessary to make the statements therein not misleading. Amerson has this day delivered to the escrowee referred to in Section 25 for delivery to Clark a full, complete and accurate copy of all financial reports and corporate books for Wal Pat, LLC. No information contained in such reports contains any untrue statement of a material fact or omits a material fact necessary to make the statements therein not misleading.

4.         Exercise of Flanders Stock Option by Clark. Clark hereby exercises in full his stock option granted by Flanders December 22, 1999, a copy of which is attached hereto as Exhibit D (the “Stock Option”), as reflected on the notice of exercise which is hereby executed and delivered by Clark and attached to this Agreement as Exhibit C (the “Notice of Exercise”) pursuant to which Clark is hereby surrendering to Flanders as

Settlement Agreement and Mutual Release

payment of the exercise price of $2.50 per share a total of five hundred forty-three thousand, four hundred seventy-eight (543,478) shares of Common Stock of Flanders owned of record by Clark since January 10, 2000. Clark shall deliver to Flanders a duly executed stock power, based upon the terms and conditions required by Flanders, for the transfer of such five hundred forty-three thousand, four hundred seventy-eight (543,478) shares to Flanders at a valuation price of four dollars sixty cents ($4.60) per share. Flanders hereby accepts the Notice of Exercise and the exercise of the Stock Option in full and the surrender of the five hundred forty-three thousand, four hundred seventy-eight (543,478) shares provided for in this Section 4 constitutes full payment by Clark of the exercise price of the Stock Option. Flanders also hereby waives any requirement that Clark deliver an Investment Representation Statement with his Notice of Exercise. Flanders hereby represents and warrants that the exercise of the Stock Option complies with the terms and conditions of the Stock Option. Clark represents that the Stock Option was issued to him at the date and upon the terms as set forth in the Stock Option and that the issuance of the Stock Option was approved by the Flanders board of directors at or prior to the Stock Option date.

5.         Transfer of Flanders Stock to Amerson. Clark hereby transfers and surrenders to Amerson Two Hundred Fifty Thousand (250,000) shares of common stock of Flanders Corporation as full and complete repayment to Amerson for Clark’s portion of the Tom Allen settlement. Clark shall deliver to Flanders a duly executed stock power, based upon the terms and conditions required by Flanders, for the transfer of Two Hundred Fifty Thousand (250,000) shares to Amerson. Flanders will thereupon issue new stock certificate(s) to Amerson representing such stock.

6.         Transfer of Flanders Stock to Satisfy Debt. Clark owes to Flanders, and/or its subsidiaries and affiliates, the sum of Five Million Four Hundred Forty-Five Thousand Eight Hundred Ten and 65/100 Dollars ($5,445,810.65) for loans made by Flanders to Clark (the “Debt”). Clark hereby transfers and surrenders to Flanders One Million One Hundred Eighty-Three Thousand Eight Hundred Seventy-Two (1,183,872) shares of common stock of Flanders Corporation as full and complete repayment to Flanders for the Debt. Clark shall deliver to Flanders a duly executed stock power, based upon the

Settlement Agreement and Mutual Release

terms and conditions required by Flanders, for the transfer of said shares to Flanders. Flanders will thereafter cancel any and all promissory notes made by Clark which evidence the Debt.

7.         Purchase of Flanders Stock by Amerson and Smith. Amerson and Smith shall purchase, in equal shares, and Clark shall sell all of his remaining shares of stock of Flanders Corporation to Amerson and Smith, in equal shares, for the purchase price of Four and 60/100 Dollars ($4.60) per share, consisting of: (a) at total of seven hundred fifty five thousand, one hundred eighty three and one-half (755,183.5) shares to be purchased by Amerson for an aggregate price payable by Amerson of three million, four hundred seventy three thousand, eight hundred forty four Dollars and ten Cents ($3,473,844.10); and (b) a total of seven hundred fifty five thousand, one hundred eighty three and one-half (755,183.5) shares to be purchased by Smith for an aggregate price payable by Smith of three million, five hundred ninety one thousand, fifteen Dollars and thirty four hundred seventy three thousand, eight hundred forty four Dollars and ten Cents ($3, 473,844.10). Amerson and Smith shall pay the purchase price in cash or other immediately available funds upon fulfillment of all escrow conditions as referenced in Section 25. Clark shall deliver to Flanders a duly executed stock power, based upon the terms and conditions required by Flanders, for the transfer of said stock to Amerson and Smith. Flanders will thereupon issue new stock certificate(s) to Amerson and Smith representing such stock. Prior to the exercise of the Stock Option, Clark’s total ownership in the shares of Flanders is set forth in Exhibit F. Clark represents he owns no other common shares, of record, in Flanders. Clark represents that his sole remaining interest in Flanders is in three stock option grants that provide him with options to purchase an aggregate of 2,000,000 shares of Flanders’ common stock, all three of which options will expire ninety (90) days after the termination of his employment with Flanders.

8.         Representations and Warranties.

(a)       Representations and Warranties by Clark. Clark warrants and represents that he is the sole owner of any stock in Flanders Corporation to be surrendered or transferred pursuant to the terms of this Agreement, that he has full power and authority,

Settlement Agreement and Mutual Release

without limitation, to endorse the certificate(s), and that all such shares are lien free and are not pledged or assigned as collateral for any debt and are not subject to the claims of any creditor. All these representations shall be true at the time of making this Agreement and shall survive the delivery of all such shares transferred or sold hereunder.

(b)       Representations and Warranties by Flanders. Flanders represents and warrants that: (A) this Agreement, including (i) the exercise by Clark of his stock option referred to in this Agreement as a cashless exercise, (ii) his surrender of stock to Flanders and Flanders’ acceptance of his option exercise, were approved in advance by the Board of Directors of Flanders in accordance with Rule 16b-3(d)(1) and (e) under the Securities Exchange Act of 1934, as amended, and applicable North Carolina law and (B) this Agreement has been executed and delivered by a duly authorized officer of Flanders and is binding and enforceable against Flanders in accordance with its terms.

9.         Transfer of Assets to Clark. Flanders hereby transfers to Clark all of the assets listed on Exhibit A attached hereto and incorporated herein by reference (the “Assets”), subject to any and all outstanding leases related to the Assets. Clark agrees to assume any and all outstanding leases related to the Assets and to indemnify and hold Flanders harmless from any and all actions, causes of action, claims, demands, damages, costs, and expenses arising out of the same. All of such leases, liens, claims and encumbrances are set forth in and disclosed on Exhibit E hereto.

10.       Termination of Employment Agreement between Flanders and Clark. On December 15, 1995, Flanders and Clark entered into an Employment Agreement as amended on December 4. 1997 and November 3, 1999, copies of which are attached hereto as Exhibit B (the “Employment Agreement”). For the good and valuable consideration herein, the parties terminate that Employment Agreement effective the date of the execution of this Settlement Agreement and Mutual Release. By virtue of the termination of the Employment Agreement, both Clark and Flanders are relieved of any and all rights, duties, obligations, actions, payments, benefits, etc., contained in the Employment Agreement. Clark’s employment with Flanders ends simultaneous to the termination of the Employment Agreement. Clark and Flanders agree that, upon execution of this Agreement, the Employment Agreement is null and void. Clark agrees

Settlement Agreement and Mutual Release

that he has been paid everything he is owed pursuant to the terms of the Employment Agreement and that he is not entitled to any further payments pursuant to the terms of the Employment Agreement. Flanders acknowledges that as of the date of termination of the Employment Agreement and in consideration of the termination of the Employment Agreement and all of Flanders’ obligations thereunder, the non-compete language contained in paragraph 18 of the Employment Agreement is terminated along with all other provisions of the Employment Agreement and that Clark may compete with Flanders so long as he is not violating the provisions in paragraph 11 below. Upon execution, this Agreement shall supersede the Employment Agreement. Clark acknowledges that his release from the obligations, liabilities and restrictive covenants under the Employment Agreement is additional good and valid consideration.

11.       Return of Information. Clark certifies that concurrent with executing this Settlement Agreement and Mutual Release, he has returned all property and information including, without limitation any confidential and proprietary information belonging to Flanders along with any and all Flanders’ company property in his possession or control except to the extent that any information is “in Clark’s head” or part of his skills, knowledge, and understanding. In addition, Clark certifies that no copies of such documents or computer files containing Flanders property have been made. The parties specifically understand and agree that Clark may use the filter designs that he developed or assisted in developing while working at Flanders and Flanders hereby waives any right to claim the design of such filters as a trade secret or other confidential or proprietary information.

12.       Agreement to Execute Supplier’s Agreement. Concurrent with the execution of this Agreement, Flanders and Mercury shall execute that certain Supply Agreement whereby Flanders will purchase from Mercury certain products including diecuts and inserts.

13.       Resignation by Clark as Director of Flanders. Clark hereby resigns as a director of Flanders effective immediately after the consummation of all of the transactions outlined herein.

Settlement Agreement and Mutual Release

14.       Release by Clark. Except for the duties and obligations created in this agreement and for claims grounded or based upon fraud, Clark, for himself, his heirs, personal representatives, successors and assigns, in consideration of the above payments, representations, warranties and covenants, and to be fully contingent upon completion of all payments and compliance with all covenants detailed herein and other good and valuable consideration expressly releases, acquits and forever discharges Amerson, Wal-Pat, and Flanders, their respective heirs, personal representatives, successors, assigns, officers, directors, attorneys, subsidiaries and affiliates, from any and all claims, demands, rights, causes of action, or grievances of any kind or character which he may have accrued pursuant to common law, federal law, state laws including without limitation any and all federal, state, and local anti-discrimination statutes, laws and ordinances, and local laws and regulations. Clark realizes there are many laws and regulations prohibiting employment discrimination pursuant to which he may have rights or claims. These include, but are not limited to, Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; The Americans with Disabilities Act, as amended; the National Labor Relations Act, as amended; the Vietnam Era Veterans Readjustment Assistance Act; the Florida Civil Rights Act of 1977; Florida Whistleblower’s Act, §§448.101 – 105; Sarbanes-Oxley Act, 18 U.S.C. 1514 A, Title VIII Corporate and Criminal Fraud Accountability Act of 2002; the Florida Unemployment Compensation Law; the Florida Workers’ Compensation Law; 42 U.S.C. 1981; or any other state, federal or local law concerning age, race, sex, religion, national origin, color, disability, handicap, marital status, or any other form of discrimination, or any other state, federal or local law or regulation including, but not limited to, the Fair Labor Standards Act and Florida’s Minimum Wage Act. Clark specifically releases Flanders from all payment obligations under the Employment Agreement dated December 15, 1995 as Clark is released from all obligations, liabilities and restrictive covenants thereunder. Clark also understands that there are other statutes and laws of contract and tort otherwise related to his employment. Clark intends to waive and release any rights he may have under these other laws. Said release shall run to and be in favor of, and shall forever protect Flanders, and its parent and subsidiaries, as well

Settlement Agreement and Mutual Release

as all officers, directors, employees, Board of Directors, attorneys, and agents of Flanders and its parent and subsidiaries. This Agreement is intended to be a general full and complete waiver and shall be applicable to any and all claims, demands, rights, wages, benefits, employment, causes of action, or grievances, whether claims for psychic injuries or any other injuries, which may be brought before an administrative agency, a court, a tribunal, an arbitrator, or otherwise, whether in law or equity, contract, or tort, and which are related, directly or indirectly, to Clark’s employment or the termination of employment with Flanders or for any reason whatsoever between the parties to this agreement except for obligations created by this Agreement.

15.       ADEA Release and Waiver. Clark acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act (ADEA), as amended, and that the waiver and release of these rights is knowing and voluntary. Clark is waiving his rights under the ADEA for the consideration set forth above which is consideration in addition to that which Clark is legally entitled (i.e. wages for time worked and earned vacation pay benefits) Clark and the Company agree that this waiver and release do not apply to any rights or claims that may arise after the date this Agreement is signed.

16.       No Charges. Clark represents that he has not filed any complaint or charge with any municipal, county, state, or federal office arising in any way out of Clark’s employment, and he agrees that he will not do so at any time hereinafter, and that if any agency or court assumes jurisdiction of any complaint or charge against Flanders on behalf of Clark, Clark will immediately request that such complaint be dismissed and that such agency or court withdraw from the matter to the extent any charge or complaint proceeds, employee waives any right to any monetary recovery or other remedy.

17.       Indemnification by Clark. Clark hereby warrants that he has not assigned, sold, subrogated, transferred or conveyed to anyone any actions, causes of action, claims or demands that he now has or ever had against Flanders, and he hereby agrees to defend entirely at his own expense and to fully indemnify and forever hold harmless Flanders from any and all actions, causes of action, claims or demands that may be brought against Flanders by anyone to whom Clark has assigned, sold, subrogated, transferred or

Settlement Agreement and Mutual Release

conveyed any such actions, causes of action, claims or demands, whether such are asserted by third-party complaint, cross-claim or otherwise, or whether such are asserted for indemnity, contribution or otherwise.

18.       Release by Amerson. Except for the obligations created by this agreement and for claims grounded or based upon fraud, Amerson, for himself, his heirs, personal representatives, successors and assigns, expressly releases, acquits and forever discharges Clark and Mercury, their respective heirs, personal representatives, successors, assigns, subsidiaries and affiliates, from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses and compensation that Amerson ever had, or now has, or may have, known or unknown, presently available or hereafter acquired or that anyone claiming through or under him may have, or claim to have, against Clark and Mercury, their respective heirs, personal representatives, successors, assigns, subsidiaries and affiliates.

19.       Release by Flanders. Except for the obligations created by this agreement and for claims grounded or based upon fraud, Flanders, for itself and its successors, assigns, subsidiaries and affiliates, expressly release, acquit and forever discharge Clark, his heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses and compensation that Flanders ever had, or now has, or may have, known or unknown, presently available or hereafter acquired or it may have, or claim to have, against Clark, his heirs, personal representatives, successors and assigns.

20.       Release by Mercury. Except for the obligations created by this agreement and for claims grounded or based upon fraud, Mercury, for itself and its successors, assigns, subsidiaries and affiliates, expressly release, acquit and forever discharge Amerson, his heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses and compensation that Mercury ever had, or now has, or may have, known or unknown, presently available or hereafter acquired or that anyone claiming through or under it may have, or claim to have, against Amerson, his heirs, personal representatives, successors and assigns.

Settlement Agreement and Mutual Release

21.       Release by Wal-Pat. Except for the obligations created by this agreement and for claims grounded or based upon fraud, Wal-Pat, for itself and its successors, assigns, subsidiaries and affiliates, expressly release, acquit and forever discharge Clark, his heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses and compensation that Wal-Pat ever had, or now has, or may have, known or unknown, presently available or hereafter acquired or that anyone claiming through or under it may have, or claim to have, against Clark, his heirs, personal representatives, successors and assigns.

22.       Nonassignment of Claims. Each party hereby represents and warrants to all other parties that he/it has not assigned, sold, subrogated, transferred or conveyed any actions, causes of action, claims or demands that he/it now has or ever had against any other party hereto and that is released herein.

23.       Indemnification. Each of the parties hereto hereby agrees to indemnify and hold harmless the other parties hereto (along with its/their respective heirs, personal representatives, successors, assigns, officers, directors, attorneys, subsidiaries and affiliates) from any and all actions, causes of action, claims or demands in any way relating to a breach of any obligation, representation or warranty of this Settlement Agreement and Mutual Release. This obligation shall specifically include the obligation to reimburse all reasonable costs and expenses, including attorneys’ fees.

24.       Binding Effect. The provisions of this Settlement Agreement and Mutual Release shall be binding upon the parties hereto and their respective heirs, personal representatives, successors, assigns, subsidiaries and affiliates, and shall inure to the benefit of each of them.

25.       Further Execution. The parties hereto and their respective heirs, successors, personal representatives, and assigns, shall do all things and execute and deliver all documents and other papers as may be necessary or convenient to fully consummate the terms of this Settlement Agreement and Mutual Release in accordance with the terms herein set forth. The parties have agreed to use the law firm of Colombo,

Settlement Agreement and Mutual Release

Kitchin, Dunn, Ball & Porter, LLP to act as escrow agent for this Agreement and to hold and deliver the instruments and documents outlined herein in accordance with its terms.

26.       Paragraph Headings. The paragraph headings contained in this Settlement Agreement and Mutual Release are for reference purposes only and shall not affect in any way the meaning or interpretation of this agreement.

27.       Governing Law/Venue. This Settlement Agreement and Mutual Release shall be governed by and construed in accordance with the laws of the State of North Carolina. Venue for any claim arising out of this agreement will be in Pitt County, North Carolina, or the U.S. District Court for the Eastern District of North Carolina.

28.       Disputed Claims. The undersigned further understands that this settlement is the compromise of a doubtful and disputed claim and that this Settlement Agreement and Mutual Release is not to be construed as an admission of liability on the part of the parties hereby released, by whom liability is expressly denied.

29.       Entire Agreement. The foregoing constitutes the entire agreement between the parties hereto and its provisions are contractual and not mere recitals.

30.       Counterparts. This Settlement Agreement and Mutual Release may be executed simultaneously in duplicate originals, each of which shall be deemed to be an original all of which taken together shall constitute a single instrument and shall be admissible in any proceeding, legal or otherwise, without the production of the other such original. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

31.       Severability. All agreements and covenants contained herein are severable. In the event that any of them are held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreement or covenants were not contained herein.

Settlement Agreement and Mutual Release

32.       Independent Negotiation. All parties have participated in the negotiation of this agreement and have been advised to consult with an attorney before executing this agreement. All parties acknowledge that they have been given the opportunity to do so and are voluntarily, knowingly and freely making the releases herein.

33.       Authority. Each party warrants to the other that it has full right, power, legal capacity and authority to enter into and perform this Agreement.

34.       CLARK HEREBY ACKNOWLEDGES THAT HE HAS BEEN GIVEN TWENTY-ONE (21) DAYS TO CONSIDER THE TERMS OF THIS AGREEMENT. HE FURTHER ACKNOWLEDGES THAT HE MAY REVOKE THIS AGREEMENT AT ANY TIME WITHIN SEVEN (7) DAYS OF THE DATE OF HIS EXECUTION HEREOF AND IT SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL AFTER THE EXPIRATION OF THIS SEVEN (7) DAY PERIOD.

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Settlement Agreement and Mutual Release

IN WITNESS WHEREOF, the undersigned have executed this Settlement Agreement and Mutual Release under seal at the date and place first above mentioned.

/s/ Steven K. Clark	(SEAL)
Steven K. Clark

/s/ Robert R. Amerson	(SEAL)
Robert R. Amerson

s/ Harry L. Smith, Jr.	(SEAL)
Harry L. Smith, Jr.

FLANDERS CORPORATION

By:	/s/ Harry L. Smith, Jr.
Name: Harry L. Smith, Jr. Title: Chief Operating Officer

WAL-PAT, LLC

By:	/s/ Robert R. Amerson
Name: Robert R. Amerson Title: Manager

MERCURY DIECUTTING, LLC

By:	/s/ Steven K. Clark
Name: Steven K. Clark Title: Manager